Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

BPA NO.	1. CONTRACT ID CODE	PAGE 1	OF PAGES 1

2. AMENDMENT/MODIFICATION NUMBER

P00003

3. EFFECTIVE DATE

4/29/2017

4. REQUISITION/PURCHASE REQ. NUMBER

5. PROJECT NUMBER (if applicable)

6. ISSUED BY	CODE
Department of Veterans Affairs OA&L / National Acquisition Center Building 37 1st Avenue, One Block North of Cermak Hines IL 60141

7. ADMINISTERED BY (if other than Item 6)	CODE
Department of Veterans Affairs OA&L / National Acquisition Center Building 37 1st Avenue, One Block North of Cermak Hines IL 60141

8. NAME AND ADDRESS OF CONTRACTOR (Number, street, county, State and ZIP Code)
ARALEZ PHARMACEUTICALS US INC.
555 E LANCASTER AVE STE 540 RADNOR PA 19087

CODE 7KH89	FACILITY CODE

☐	9A. AMENDMENT OF SOLICITATION NUMBER
9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NUMBER VA797P-16-C-0035
10B. DATED (SEE ITEM 13) 2/11/2016

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers

☐ is extended,     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,

IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212-4 Changes 52.217-9 Option to Extend the Term of the Contract
☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

This modification is issued to exercise the first option year for Metoprolol, National Contract VA797P-16-C-0035 with Aralez Pharmaceuticals. The period of performance for option year one is 4/29/2017 to 4/28/2018.

Please note this modification incorporate price reductions for the following line items:

NDC	Description	Previous NC Price	New NC Price
00186-1088-05	METOPROLOL SUCCINATE 25MG TAB, SA 100s	$25.50	$10.58
00186-1088-35	METOPROLOL SUCCINATE 25MG TAB, SA 1000s	$255.00	$105.80
00186-1090-05	METOPROLOL SUCCINATE 50MG TAB, SA 100s	$25.50	$14.91
00186-1090-35	METOPROLOL SUCCINATE 50MG TAB, SA 1000s	$255.00	$149.10
00186-1092-05	METOPROLOL SUCCINATE 100MG TAB, SA 100s	$40.80	$23.52
00186-1092-35	METOPROLOL SUCCINATE 100MG TAB, SA 1000s	$408.00	$235.20

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

Tom Tobin, Sr. Director, Pricing & Contracting

15B. CONTRACTOR/OFFEROR

/s/ Tom Tobin
(Signature of person authorized to sign)

15C. DATE SIGNED 4/6/17

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Erika Moreno Contracting Officer

16B. UNITED STATES OF AMERICA

BY	/s/ Erika Moreno
(Signature of Contracting Officer)

16C. DATE SIGNED 4/6/2017

PREVIOUS EDITION NOT USABLE	STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA - FAR (48 CFR) 53.243